UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006 (February 15, 2006)

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15305	51-0380803
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Furnished as Exhibit 99.1 hereto and incorporated herein by reference in its entirety is a copy of a press release issued by the Company on February 15, 2006, announcing that it and certain of its affiliates have entered into a Transaction Agreement, dated as of February 15, 2006, with Merrill Lynch & Co., Inc.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference in its entirety is a copy of a presentation to be made by the Company on February 15, 2006.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

99.1  Press Release of the Company issued February 15, 2006.
99.2  Presentation to be made by the Company on February 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date: February 15, 2006	By:	/s/ Robert P. Connolly
Robert P. Connolly
Managing Director, General Counsel and Secretary

EXHIBIT INDEX

99.1  Press Release of the Company issued February 15, 2006.
99.2  Presentation to be made by the Company on February 15, 2006